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                                  Exhibit 32.1



     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Leonard R. Stein-Sapir, Chairman of the Board and Chief Executive Officer of Morgan's Foods, Inc. (the "Company"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Quarterly Report on Form 10-Q of the Company for the period ended November 9, 2003, (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                               /s/ Leonard R. Stein-Sapir
                                               --------------------------------
                                               Leonard R. Stein-Sapir,
                                               Chairman of the Board and
                                               Chief Executive Officer
December 23, 2003



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